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                                                                   EXHIBIT 10.02

                                 LEASE ADDENDUM

            THIS LEASE ADDENDUM, is made this 10th day of April, 1990, between HARTZ 83RD STREET ASSOCIATES, a New Jersey partnership, having an office at 400 Plaza Drive, P.O. Box 1411, Secaucus, New Jersey 07094 (hereinafter referred to as "Landlord") and G & G SHOPS OF WOODBRIDGE, INC., a New Jersey corporation having an office at 8501 Westside Avenue, North Bergen, New Jersey (hereinafter referred to as ("Tenant").

                                  WITNESSETH:

            WHEREAS, by Agreement of Lease dated November 28, 1988, (the "Lease") Landlord leased to Tenant and Tenant hired from Landlord 164,840 total square feet located at 8501 Westside Avenue in North Bergen, New Jersey (hereinafter the "Demised Premises"); and

            WHEREAS, Landlord wishes to grant and Tenant wishes to receive a revocable license to use a certain area of land owned by Landlord.

            NOW, THEREFORE, for and in consideration of the Lease, the mutual covenants herein contained and the consideration set forth herein, the parties agree as follows:

            1. Tenant shall have the right to use the area outlined in red on Exhibit "A" attached hereto and made a part hereof. Tenant shall be permitted, at its sole cost and expense, to erect a fence and gate in the outlined area. Tenant shall, at its own cost and expense obtain any consents, approvals and permits necessary to effect such construction and shall comply with Legal Requirements.


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            2. Upon thirty (30) days' notice from Landlord, Tenant shall remove the fence and gate and shall permit access over and through the outlined area.

            3. Tenant shall maintain the same insurance coverage required to be maintained by Tenant pursuant to Article 13 of the Lease on the outlined area and Tenant's use thereof.

            4. Words capitalized herein shall have the meanings ascribed to them in the Lease.

            5. Except as provided herein, all of the terms and conditions of the Lease dated November 28, 1988 as amended above are in full force and effect and are confirmed as if fully set forth herein.

            IN WITNESS WHEREOF, the parties hereto have caused this Lease Modification Agreement to be duly executed as of the day and year first above written.

ATTEST:                      HARTZ 83RD STREET ASSOCIATES
                                        ("Landlord")
                             BY: HARTZ MOUNTAIN INDUSTRIES, INC.
                                        ("General Partner")

/s/ Sirena G. Terr               BY: /s/ Irwin A. Horowitz
-------------------------           ----------------------------------
Sirena G. Terr                       Irwin A. Horowitz
Ass't Secretary                      Vice President


ATTEST:                      G & G SHOPS OF WOODBRIDGE, INC.
                                        ("Tenant")

/s/ Deborah McGrane          BY: /s/ Scott D. Galin
-------------------------       --------------------------------------
Deborah McGrane                 Name: Scott D. Galin
Ass't Secretary                 Title: Sr. Vice President


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                                  Exhibit "A"

                           Graphic of Land Granted
                        to Tenant by a Revocable Lease